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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 1999

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

          Delaware                      1-8597                 94-2657368
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (925) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

On March 11, 1999, The Cooper Companies, Inc. (the "Company") issued a press release announcing that CooperVision, its contact lens business, had been notified by its Japanese marketing partner, Rohto Pharmaceutical Co., Ltd. that the Japanese Ministry of Health and Welfare cleared Rohto to market Cooper's spherical and toric contact lenses.

On March 15, 1999, the Company issued a press release announcing it had signed a definitive agreement to sell the remainder of its Hospital Group of America psychiatric services business to Universal Health Services Inc.

On March 19, 1999, the Company issued a press release reporting on its Annual Meeting of Stockholders held March 18, 1999.

These three press releases are filed as exhibits hereto and are incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits.

Exhibit
  No.      Description
-------    -----------
99.1       Press Release dated March 11, 1999 of The Cooper Companies, Inc.

99.2       Press Release dated March 15, 1999 of The Cooper Companies, Inc.

99.3       Press Release dated March 19, 1999 of The Cooper Companies, Inc.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE COOPER COMPANIES, INC.

                                              By  /s/ Stephen C. Whiteford
                                                 -------------------------------
                                                  Stephen C. Whiteford
                                                  Vice President and
                                                  Corporate Controller
                                                  (Principal Accounting Officer)

Dated:  March 23, 1999


                         STATEMENT OF DIFFERENCES


The registered trademark symbol shall be expressed as........................'r'


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                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
  No.      Description                                             Numbered Page
-------    -----------                                             -------------
99.1       Press Release dated March 11, 1999 of The Cooper
           Companies, Inc.

99.2       Press Release dated March 15, 1999 of The Cooper
           Companies, Inc.

99.3       Press Release dated March 19, 1999 of The Cooper
           Companies, Inc.



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